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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 22, 2001




                            BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   1-9971                 91-1413284
----------------------------    --------------       ---------------------
(State or other Jurisdiction     (Commission           (I.R.S. Employer
     of incorporation)           File Number)         Identification No.)



5051 Westheimer, Houston, Texas                           77056-2124
-------------------------------------------               ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: 713-624-9500
                                                    ------------

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Item 7.         Financial Statements and Exhibits


       EXHIBIT NO.                     DESCRIPTION
       -----------                     -----------

           4.1 Form of Senior Debt Security Due 2011 of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

           4.2 Form of Senior Debt Security Due 2031 of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

           5.1           Opinion of Cahill Gordon & Reindel.

           5.2           Opinion of Stewart McKelvey Stirling Scales.

           8.1 Opinion of White & Case LLP as to certain United States federal income tax matters.

           8.2 Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BURLINGTON RESOURCES INC.



Date:  August 22, 2001                 By: /s/  Daniel D. Hawk
                                         ---------------------------------------
                                          Name:  Daniel D. Hawk
                                          Title: Vice President and Treasurer



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                                  EXHIBIT INDEX


   EXHIBIT NO.                    DESCRIPTION
   -----------                    -----------

       4.1 Form of Senior Debt Security Due 2011 of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

       4.2 Form of Senior Debt Security Due 2031 of Burlington Resources Finance Company with Form of Guarantee of Burlington Resources Inc.

       5.1           Opinion of Cahill Gordon & Reindel.

       5.2           Opinion of Stewart McKelvey Stirling Scales.

       8.1 Opinion of White & Case LLP as to certain United States federal income tax matters.

       8.2 Opinion of Bennett Jones LLP as to certain Canadian federal income tax matters.